Supplement dated December 23, 2015
to the Prospectuses and Statement of Additional information (SAI) of the following funds:
Fund	Prospectuses and SAI Dated
Columbia ETF Trust
Columbia Large Cap Growth ETF	3/1/2015
Columbia Select Large Cap Growth ETF	3/1/2015
Columbia Select Large Cap Value ETF	3/1/2015
The Board of Trustees of the Columbia ETF Trust, based upon the recommendation of Columbia Management Investment Advisers, LLC (the Investment Manager), determined to liquidate and terminate Columbia Large Cap Growth ETF, Columbia Select Large Cap Growth ETF and Columbia Select Large Cap Value ETF (the Funds). The last day of trading for the Liquidating ETFs on the NYSE Arca (Cessation Date) is expected to be January 28, 2016, after which the Funds will cease investment operations.
Shareholders may sell their holdings in the Funds prior to the close of regular trading on the Cessation Date and customary brokerage charges may apply to these transactions. After the Cessation Date shareholders will not be able to purchase or sell shares in the secondary market. Prior to the Cessation Date, the Funds will be in the process of winding up their operations in an orderly fashion and liquidating their respective portfolios. This necessary process will result in each Fund increasing its cash holdings, which may not be consistent with each Fund’s investment objective and strategy.
On or about February 8, 2016, the Funds will make to remaining shareholders a liquidating distribution equal to the shareholder’s proportionate interest in the net assets of the particular Fund. These distributions are taxable events. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. Shareholders should contact their tax adviser to discuss the tax consequences of the liquidation. Once the distributions are complete, the Funds will terminate. The Investment Manager will bear all fees and expenses that the Funds may incur in connection with the liquidation of the Funds and the distribution of cash proceeds to investors in the Funds, other than brokerage fees and expenses.
Shareholders should retain this Supplement for future reference.
SUP000_00_021_(12/15)